UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CURRENCYWORKS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CURRENCYWORKS INC.

4101 Redwood Avenue

Building F

Los Angeles, CA 90066

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2019

TO THE STOCKHOLDERS OF CURRENCYWORKS INC.:

NOTICE IS HEREBY GIVEN THAT CurrencyWorks Inc. (the “Company”), a Nevada corporation, will hold its annual general and special meeting of stockholders (the “Meeting”) on Monday, December 30, 2019, at 10:00 a.m. (Vancouver time), at the offices of Clark Wilson LLP, 900 885 West Georgia Street, Vancouver, British Columbia for the following purposes:

1.	To elect James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy, James Carter and Alphonso Jackson as the directors of our company;

2.	To ratify the appointment of Haynie & Company, Certified Public Accountants as our independent registered public accounting firm;

3.	To approve, ratify and confirm our 2017 Equity Incentive Plan;

4.	To consider and cast an advisory vote on a non-binding resolution to approve the compensation of our executive officers as disclosed in the accompanying proxy statement;

5.	To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation; and

6.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 18, 2019 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each share of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item to be voted upon. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy in the enclosed envelope, or via the telephone or the Internet by following the instructions provided in the enclosed proxy card, as soon as possible. To be represented at the meeting, proxies must be submitted to the Company’s transfer agent, Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (toll free North American facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or, if by telephone voting, at 1-866- 732-8683, or, if by Internet voting, at https://www.investorvote.com, no later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or adjournment thereof.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Bruce Elliott
Bruce Elliott
President

November 25, 2019

CURRENCYWORKS INC.

4101 Redwood Avenue

Building F

Los Angeles, CA 90066

PROXY STATEMENT

ANNUAL GENERAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, DECEMBER 30, 2019

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the annual general and special meeting of stockholders (the “Meeting”) to be held on December 30, 2019 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about November 29, 2019 to all holders of record of shares of our common stock (the “Common Stock”), being all of the stockholders entitled to vote at the Meeting.

The Meeting will be held at 900 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of Common Stock as of the close of business on November 18, 2019 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of shares of Common Stock at the close of business on November 18, 2019, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were 23,756,033 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

Registered shareholders are entitled to vote at the Meeting. The persons named as proxy holders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

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A shareholder has the right to appoint a person or corporation (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

To exercise this right, the shareholder may do so by inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope, or via the telephone or the Internet by following the instructions provided in the enclosed proxy card. To be represented at the meeting, proxies must be submitted to Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (North American toll-free facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or, if by telephone voting, at 1-866-732-8683, or, if by Internet voting, at https://www.investorvote.com, no later than forty-eight (48) hours, excluding Saturday, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (toll free North American facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or by voting again on a later date via the telephone at 1-866-732-8683 or the Internet at https://www.investorvote.com (only your latest telephone or Internet proxy submitted prior to the Meeting will be counted) at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

The persons named as proxy holders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the Designated Persons in the enclosed proxy card. The stockholder may exercise this right by inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

The shares of Common Stock represented by a stockholder’s proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

Holders of shares of Common Stock of record on the Record Date, are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

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Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and votes withheld or abstained. Shares of Common Stock represented by proxies that reflect votes withheld or abstained as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.

Shares of Common Stock represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of Common Stock. We are soliciting proxies and such solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Advice to Beneficial Stockholders

Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators and Regulation 14A promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we will distribute copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

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Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)	more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

At the Meeting, stockholders will be asked to consider five (5) proposals as follows: (1) the election of the Board; (2) the appointment of Haynie & Company, Certified Public Accountants, as our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of Haynie & Company; (3) the approval of our 2017 Equity Incentive Plan; (4) the approval of the non-binding resolution to approve the compensation of our executive officers as disclosed in this proxy statement; and (5) the approval of the non-binding resolution to determine the frequency of an advisory vote on executive compensation. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

The entire Board is elected annually by the stockholders at the Meeting. The Board has selected six nominees based upon their ability and experience. The nominees consist of James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy, James Carter and Alphonso Jackson. All of the nominees are currently serving as directors of our company.

The Board recommends that you vote FOR the election of the nominees as directors of our company.

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Proposal 2. Appointment of Independent Accountants.

The Audit Committee has nominated Haynie & Company, Certified Public Accountants, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Haynie & Company provided audit and tax services for the fiscal years ended December 31, 2017 through December 31, 2018.

Representatives of Haynie & Company are not expected to be present at the Meeting. However, we will provide contact information for Haynie & Company to any stockholders who would like to contact the firm with questions.

The Board recommends that you vote FOR the approval of Haynie & Company as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of Haynie & Company.

Proposal 3. Approval of 2017 Equity Incentive Plan

The Board is requesting the approval of the stockholders of its 2017 Equity Incentive Plan. On October 15, 2017 our board of directors adopted and approved the 2017 Equity Incentive Plan, as amended on January 22, 2018 and November 22, 2018. The purpose of the plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business. A total of 4,174,904 shares of our Common Stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards.

The Board recommends that you vote FOR the approval of the 2017 Equity Incentive Plan.

Proposal 4. Non-binding resolution to approve the compensation of our executive officers as disclosed in this proxy statement

As required by Section 14A under the Exchange Act, we will hold an advisory, non-binding vote to approve the compensation of our named executive officers (referred to as the say-on-pay vote) as disclosed in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement.

Our Board has not created or appointed a compensation committee given our company’s current size and stage of development. All tasks related to developing and monitoring our company’s approach to the compensation of our president and directors are performed by the members of our Board. The compensation of our president and directors is reviewed, recommended and approved by our Board without reference to any specific formula or criteria. The say-on-pay vote is advisory, and therefore not binding on our company or our Board. Although non-binding, the vote will provide information to our Board regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Board will be able to consider when determining executive compensation for the years to come.

The Board recommends that you vote FOR adoption of the resolution approving, on an advisory basis, the compensation of our named executive officers, as descried in the Executive Compensation section of this proxy statement.

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Proposal 5. Non-binding resolution to determine the frequency of an advisory vote on executive compensation

As required by Section 14A under the Exchange Act, we will hold an advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining.

This vote is advisory, and therefore not binding on our company or our Board. Although the vote is nonbinding, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct future say-on-pay votes.

The Board recommends that you vote FOR every “three years” as the frequency of future advisory votes on the compensation of our named executive officers.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our executive officers, directors and persons nominated to become directors. All our directors serve until the next annual meeting of our stockholders or until their successors are elected and qualify. Our Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of our Board.

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Michael Blum	Chief Operating Officer, Secretary, Treasurer and Director	42	October 9, 2017
Cameron Chell	Chairman of the Board and Director	50	August 21, 2017
James P. Geiskopf	Lead Director	60	August 28, 2014
Edmund C. Moy	Director	61	February 9, 2018
James M. Carter	Director	73	May 17, 2018
Alphonso Jackson	Director	73	June 22, 2018

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected at each Meeting, continuing in office until the next annual meeting of stockholders and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a board of six directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

During fiscal 2019, the Board had 8 formal meetings and all of the directors attended at least 98% of the total number of meetings of the Board and committees on which they served.

We have not adopted a formal policy with respect to the members of our Board attending our Meeting.

Nominees for Election

The entire board of directors is elected annually by the stockholders at the annual meeting of stockholders. The Board has selected six nominees based upon their ability and experience. The nominees consist of James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy, James M. Carter and Alphonso Jackson. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

Set forth below is biographical information for each person nominated for election to the Board.

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Michael Blum

On October 9, 2017, Michael Blum was appointed as the chief financial officer, secretary, treasurer and a director of our company. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the TSX Venture Exchange.

Mr. Blum started his career in Silicon Valley where he eventually joined PayPal as country manager, Germany and later ran the payments business for eBay in South East Asia and the Pacific. In 2005, he moved into the world of finance, co-founding a hedge fund, Falconhenge Partners which then became part of Magnetar Capital. Since January 2008, Mr. Blum has been a co-founder and the president at Hedgeye Risk Management, a leading online financial media company and he is a director at Hedgeye Cares, the company’s employee driven charity. Since August 2016, he has also served as president of Seven7, LLC, a sports and entertainment focused venture fund. Since July 2013, he has served as managing director at Asia Leisure Capital SA, a hotel and casino management and investment firm. He was previously co-founder and chief financial officer of Firefly Systems Inc. from January 2014 to February 2017. Mr. Blum graduated from Yale University with a Bachelor of Arts in Economics and International studies in 1998.

Cameron Chell

On August 21, 2017, Cameron Chell was appointed as the president and chief executive officer and a director of our company. On October 15, 2017, Mr. Chell resigned as our president and chief executive officer in order to accommodate the appointment of Bruce Elliott as our president. On the same day, Mr. Chell was appointed as the non-executive chairman.

Mr. Chell has been the CEO of Business Instincts Group Inc. since November 2009. Business Instincts Group is a venture creation accelerator and services firm whose focus is building high-tech startups. The companies that Business Instincts Group has helped build include Draganfly, RaptorRig, ColdBore, UrtheCast, the first commercial video platform on the International Space Station and Slyce, the visual purchasing engine. As well, Mr. Chell has founded several startups including Futurelink, the original cloud computing company. Mr. Chell is currently involved with creating and sourcing new projects, and overseeing corporate development for Business Instincts Group. Business Instincts Group’s venture creation process involves management services that integrate a proprietary strategic planning process (The RIPKIT) into organizations fostering strategic growth, valuation appreciation, liquidity, and management accountability. In this regard Mr. Chell’s primary responsibility is to provide project and strategic management facilitation while working with his co-founders, executives, and investors to determine what is most important and specifically how to get it done. Mr. Chell has also been a director and secretary of Ryde from December 2017 and chairman of Ryde from February 2018. Mr. Chell currently serves on the board of directors of Pounce Technologies Inc. (since January 25, 2017) and on TruTrace Technologies Inc. (since May 17, 2018).

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James P. Geiskopf

Effective August 28, 2014, Mr. Geiskopf was appointed as president, secretary, treasury and director of our company. On August 21, 2017, Mr. Geiskopf resigned as our president. On October 9, 2017, Mr. Geiskopf resigned as our secretary and treasurer. Mr. Geiskopf has been our lead director since August 21, 2017.

Mr. Geiskopf currently serves on the board of directors of Verb Technology Company, Inc. (VERB:NASDAQ), formerly nFusz, Inc. (since May 7, 2014), a company having shares of common stock registered under the Securities Exchange Act of 1934. He served as a director of Electronic Cigarettes International Group, Ltd. from June 2013 to March 2017. He was the president, secretary, treasurer and a director of Searchbyheadlines.com (now Naked Brand Group Inc.) from December 22, 2011 to July 30, 2012, and the president and director of The Resource Group from 2007 to 2009. From 1986 to 2007, he served as the president and chief executive officer of Budget Rent-a-Car of Fairfield, California. Mr. Geiskopf also served on the board of directors of Suisun Valley Bank from 1986 to 1993 and on the board of directors of Napa Valley Bancorp. from 1991 to 1993.

Edmund C. Moy

On February 9, 2018, we appointed Edmund C. Moy as a director of our company.

Mr. Moy has been self-employed since July 2013. He has provided autographs for Numismatic Guarantee Corporation since December 2015 and to Profession Coin Grading Services, a division of Collectors Universe (CLCT: NASDAQ) from November 2013 to November 2015. Mr. Moy has also been an author with Whitman Publishing since December 2013, and was a provider of endorsement to Fortress Gold Group from August 2014 to July 2017 and to Morgan Gold from November 2011 to July 2014. As a consultant since August 2013, he has advised the U.S. Department of Labor and the U.S. Department of Transportation during most of 2017 and worked on projects to develop the first Bitcoin IRA and the first state gold bullion depository in America. He has also been a professional speaker since August 2013. He was the vice president for corporate infrastructure of L&L Energy, Inc. from January 2011 to July 2013 and a director of L&L Energy, Inc. from January 2012 to September 2012. From September 2006 to January 2011, Mr. Moy served as Director of the United States Mint, the world’s largest manufacturer of coins and medals. He was appointed by President George W. Bush and unanimously confirmed by the U.S. Senate.

He currently serves on the advisory board or board of directors of several privately-held companies: AID:Tech (a blockchain company that fights global corruption in foreign aid and relief with digital identification), OmniSparx (develops healthy decentralized token ecosystems), and Valaurum (which sells the smallest verifiable unit of gold in the world). He is also a member of the Executive Advisory Board for the School of Business & Economics of Seattle Pacific University, the Board of Regents for Trinity International University, and the National Council for C3 Leaders.

Mr. Moy has served on public, private and non-profit boards and advisory boards, including coin.co, Axon Connected, LLC, L&L Energy, Inc. (NASDAQ: LLEN), Xactimed, Emerald Health Network, Christianity Today International, and Tau Kappa Epsilon International Fraternity.

James M. Carter

On May 17, 2018, we appointed James M. Carter as a director of our company.

Mr. Carter is a Chartered Professional Accountant with over 45 years’ experience in both the private and public business sectors, and was Vice President of MFC Bancorp Ltd., an NYSE listed company focused on merchant banking activities from January 1998 to February 2017. He specialized in conducting corporate evaluations, due diligence reviews, analysis and related negotiations for corporate acquisitions, as well as designing, negotiating, managing and implementing corporate and debt restructurings and risk management programs.

He was based in Europe from 1998 to 2005, and has extensive domestic and international experience encompassing both North American and European capital markets with particular expertise gained in emerging markets and the natural resources sector.

Mr. Carter currently services on the board of directors of Aloro Mining Corp. (since April 2, 2018) and TruTrace Technologies Inc. (since July 12, 2018). During his career, he has served as an officer and director of a number of private and publicly traded companies in various industries in both North America and Europe.

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Alphonso Jackson

On June 22, 2018, we appointed Alphonso Jackson as a director of our company. Mr. Jackson has been a member of our advisory board since June 7, 2018.

Mr. Jackson is the chief executive officer of A.R. Jackson Advisors, LLC since June 2017. Mr. Jackson has decades of experience in housing and community development. His expertise includes development of affordable and market rate housing, handling complex urban development issues and housing finance.

Mr. Jackson worked for First Data Corporation as its Senior Advisor from January 2015 to June 2017. Based out of the Washington, DC office, his primary focus was to strengthen First Data Corporation’s relationships with government entities, public policy initiatives, and maximizing business opportunities in the sector. In addition, Mr. Jackson helped expand and support First Data Corporation’s many diversity efforts.

From May 2012 to July 2014, Mr. Jackson served as Vice Chairman of Consumer & Community Banking at JP Morgan Chase in New York City. From August 2008 to May 2012, he served as the distinguished university professor and Director of the Center for Public Policy and Leadership at Hampton University in Hampton, Virginia.

Mr. Jackson was appointed the 13th Secretary of the US Department of Housing and Urban Development in March 2004. Nominated by President George W. Bush, he was unanimously confirmed by the United States Senate. Mr. Jackson served as the Secretary until April 2008.

Mr. Jackson holds a Bachelor of Arts degree in political science and a Master’s in education administration from Truman State University. He also received a Juris Doctor degree from Washington University School of Law in St. Louis, Missouri.

Executive Officers

Set forth below is biographical information for each executive officer of our company who is not being nominated for election to the Board.

Swapan Kakumanu

On December 4, 2018, Swapan Kakumanu was appointed as the chief financial officer of our company. Mr. Kakumanu had been the controller of our company since October 2017.

Mr. Kakumanu has been a partner, controller and chief financial officer for Red to Black Inc., a financial services firm offering chief financial officer, controller and strategic consulting services to both public and private companies, since November 2012. Mr. Kakumanu has been the chief financial officer of RYDE Holding Inc. since October 2018, the chief financial officer and a director of TruTrace Technologies Inc. since September 2018, and the chief financial officer of Pounce Technologies Inc. since July 2016. Mr. Kakumanu was also the chief financial officer of Intercept Energy Services Inc. from June 2014 to September 2018, the chief financial officer of Vogogo Inc. from August 2017 to April 2018, the controller of Vogogo Inc. from November 2013 to April 2018, the chief financial officer of Oral4D Systems Inc. from February 2015 to April 2017, the chief financial officer of Decisive Farming Corp. from December 2014 to November 2016 and the chief financial officer of Silver Gold Bull Inc. from March 2013 to December 2013.

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Mr. Kakumanu has over 20 years of senior finance and operations experience. He has served at the executive levels in both public and private companies including senior roles as president, chief executive officer, chief financial officer and company secretary, as well as director roles on boards. Mr. Kakumanu has extensive experience in public company reporting, investor relations, ERP implementations, mergers and acquisitions, internal controls and general overall financial, strategic and operations management. His diverse industry experience spans commercializing technologies and launching software solutions, blockchain, manufacturing, distribution, oilfield services, healthcare technologies and multi-jurisdictional operations. He holds CPA.CGA, ACA (Chartered Accountant, India) and ACMA (Certified Management Accountant, India) designations.

Family Relationships

There are no family relationships among our directors or our executive officers.

Involvement in Certain Legal Proceedings.

Except as disclosed below, none of our directors, nominees and executive officers have been involved in any of the following events during the past 10 years:

1)	a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2)	such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3)	such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)	acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(b)	engaging in any type of business practice; or

(c)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4)	such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above of this section, or to be associated with persons engaged in any such activity;

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5)	such person was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the “SEC”) to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6)	such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7)	such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(a)	any Federal or State securities or commodities law or regulation; or

(b)	any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8)	such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Michael Blum was a co-founder of Firefly Systems Inc. (“Firefly”) and acted as the chief financial officer of Firefly from January 2014 to February 2017. Firefly was a start-up in the space launch industry. Firefly grew from nothing in January 2014 to a company with 185 employees in the summer of 2016 with NASA as its flagship customer. When a major European investor backed out of a $32 million funding commitment at the last minute due to the Brexit vote, Firefly’s major stockholder was unwilling to pick-up the pieces and Firefly failed to close its last round of funding by early 2017. As a result, on April 3, 2017, Firefly filed a bankruptcy petition under Chapter 7 in the United States Bankruptcy Court for the Western District of Texas.

Michael Blum was elected to the board of directors of XCOR Aerospace, Inc. (“XCOR”) in late April 2017. XCOR lost its only customer one or two weeks after his election and the board of directors of XCOR asked Mr. Blum to fill the role of acting chief executive officer and Mr. Blum took over as acting chief executive officer on June 27, 2017. Mr. Blum was unable to save XCOR and, on November 8, 2017, XCOR filed a bankruptcy petition under Chapter 7 in the United States Bankruptcy Court for the Eastern District of California.

James P. Geiskopf was a director of Electronic Cigarettes International Group, Ltd. (“ECIG”) from June 2013 to March 16, 2017. ECIG filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Chapter 7”) in the United States Bankruptcy Court for the District of Nevada on March 16, 2017 (case number 17-11242). As a result of this filing, a Chapter 7 trustee was appointed by the bankruptcy court to assume control of ECIG. The assets of ECIG were liquidated and claims paid in accordance with the Chapter 7. As the Chapter 7 trustee assumed control over the assets and liabilities of ECIG, on March 16, 2017, Mr. Geiskopf and ECIG’s other directors resigned from their positions as directors.

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On November 6, 2006, Cameron Chell filed a Notice of Intention to Make a Proposal under the Bankruptcy and Insolvency Act (Canada). RSM Richter Inc. was appointed as Mr. Chell’s trustee. Mr. Chell was absolutely discharged from bankruptcy on May 18, 2010. Mr. Chell’s bankruptcy related to the calling of a $3 million personal guarantee Mr. Chell made to HSBC with respect to an operating line of credit granted by HSBC to Logicorp Data Systems, Ltd. (“Logicorp”). HSBC has initially granted Logicorp the line of credit without requiring a personal guarantee. However, Logicorp subsequently became subject to a number of reseller rebate claims that adversely affected its financial position and, once this became known to HSBC, HSBC attempted to reduce the operating level amount available upon which Logicorp could draw under the line of credit. At the time, Mr. Chell was a significant shareholder of Logicorp’s parent company, Chell Group Corporation, as well as a director and officer of Logicorp. In negotiations with HSBC, it was agreed that Mr. Chell would provide a personal guarantee to HSBC in order to maintain the previous operating level under the line of credit. Ultimately, Logicorp defaulted on the line of credit and HSBC called on Mr. Chell’s personal guarantee.

Pursuant to a settlement agreement (the “Settlement Agreement”) dated November 6, 1998 that Cameron Chell signed with the Alberta Stock Exchange (the “ASE”), Mr. Chell agreed to the following sanctions:

●	prohibition against ASE Approval (as defined in the General By-law of the ASE) in any capacity for a period of five years commencing November 6, 1998;
●	a fine in the sum of $25,000;
●	strict supervision for a period of two years following re-registration in any capacity; and
●	close supervision for a period of one year following the period of strict supervision described above.

The matters respecting the Settlement Agreement are as set forth in an ASE Notice to Members dated November 12, 1998, which provides that:

●	representations were made by the promoter of a company to one of Mr. Chell’s clients that he would only be permitted to purchase securities in the initial public offering of that company if he would agree to purchase additional securities in the secondary market following the listing on the Alberta Stock Exchange and, in or around March or April, 1996, Mr. Chell disclosed confidential information to the promoter of that company concerning a client’s account with respect to a cheque returned NSF to Mr. Chell’s employer;

●	the investment objectives for two of Mr. Chell’s clients were amended without prior knowledge or consent of such clients and purchases and sales of securities were subsequently executed in the accounts of such clients which were unsuitable for the clients given the stated investment objectives for the accounts prior to the amendment of such investment objectives;

●	Mr. Chell executed a total of 21 transactions in the accounts of two of Mr. Chell’s clients without prior knowledge or authorization of such clients;

●	the signature on the new client account form for one of Mr. Chell’s clients, which purported to be that of the client was not in fact the signature of the client nor did such client have any knowledge of any changes made to the investment objectives for his account(s);

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●	on or about June 10, 1996, the address for the account of one of Mr. Chell’s clients was changed to Mr. Chell’s local post office box address without such client’s knowledge and while the client was resident in Ontario. As a result, during the period of June 10 to and including September, 1996, the client did not receive any trade confirmations or accounts statements with respect to her accounts with Mr. Chell;

●	on or about March 19, 1996, Mr. Chell permitted one of his clients to acquire approximately 4% of the total initial public offering by a company, contrary to the rules of the Alberta Stock Exchange;

●	on or about October 19, 1996, Mr. Chell purchased securities of a company in the account of one of his clients without disclosing the involvement of his brother as president of that company;

●	on or about June 23, 1996, the private placement questionnaire & undertaking completed in connection with the purchase by one of Mr. Chell’s clients and filed with the Alberta Stock Exchange disclosed that Mr. Chell’s client was a resident of Alberta when in fact such client was a resident of Ontario. Mr. Chell knew or ought to have known that it contained a misstatement of fact in that regard;

●	during the period of the summer, 1996 to and including May 1997, Mr. Chell’s day to day involvement as the president and chairman of Coffee.Com Interactive Café Corp. (“Coffee.Com”) as well as being a shareholder was not disclosed to Mr. Chell’s employer. Further, Mr. Chell purchased securities offerings via private placement by Coffee.Com for certain of his clients without fully disclosing his involvement with that company to such clients;

●	on or about March 18 and June 19, 1996, Mr. Chell executed purchase of securities for Ontario residents. At the time of such purchases, Mr. Chell knew or ought to have known that he was not registered in the province of Ontario;

●	During the summer of 1996, Mr. Chell represented to the Alberta Stock Exchange that certain purchasers of securities offered via private placement were close friends and business associates when he knew or ought to have known that such representations were untrue; and

●	During the period of June 19, 1996 and to and including May 1, 1997, Mr. Chell failed to obtain the prior approval of his employer for advertisements and sales literature distributed by Mr. Chell regarding Coffee.Com.

Legal Proceedings

We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our current assets as of December 31, 2018, or any material proceedings in which any of our company’s directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries. In addition, we do not know of any such proceedings contemplated by any governmental authorities.

Corporate Cease Trade Orders

To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days.

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Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to elect directors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

No director, nominee, executive officer, principal shareholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since January 1, 2017, the beginning of our last two fiscal years, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years other than the following:

On October 30, 2017, we issued 250,000 shares of our common stock to Michael Blum, chief operating officer and director of our company, at a price of $0.10 per share for gross proceeds of $25,000.

On October 18, 2017, we entered into a business services agreement with Business Instincts Group Inc., on November 20, 2017, we entered into a loan agreement with RYDE Holding Inc. (“Ryde”), formerly WENN Digital Inc., and, on December 29, 2017, as amended as of March 15, 2018, July 9, 2018, and October 29, 2018, we entered into a business services agreement with Ryde. Our chairman and director, Cameron Chell, is a director, officer and an indirect shareholder of Business Instincts Group Inc. which owns 10% of the common stock of Ryde and he is also a director, officer and indirect shareholder of Blockchain Merchant Group, Inc. which owns 2.5% of the common stock of Ryde. Mr. Chell has also been a director and secretary of Ryde from December 2017 and chairman of Ryde from February 2018. From December 2017 to February 2018, our president, Bruce Elliott, served as the chief marketing officer of Ryde. Our chief financial officer, Swapan Kakumanu has also been the chief financial officer of Ryde from October 2018. See Business – Recent Developments for additional information.

Effective October 15, 2017, we granted 225,000 stock options to Business Instincts Group Inc., a company of which Cameron Chell is a director, officer and indirect shareholder. The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 upon the first anniversary date of the date of grant; (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

On March 13, 2018, we entered into a loan agreement with Michael Blum whereby Mr. Blum advanced $100,000 to us. The principal amount of $100,000 was repayable on demand (but no longer than a term of six month) and bore simple interest at a rate of 12% per annum, which was payable upon repayment of the principal amount of $100,000. We were entitled to prepay the whole or any portion of the principal amount of $100,000, plus accrued interest on the portion of the principal amount of $100,000 being prepaid, at any time. The loan agreement provided that we must, within five days of the release of funds to us from our private placement of subscription receipts that closed in March 2018, repay the principal amount of $100,000 plus accrued interest in full. The loan agreement also provided that if we obtain any indebtedness on terms that are superior to the terms set forth in the loan agreement, then the terms under the loan agreement will be deemed to be amended, as of March 13, 2018, to match such superior terms in a manner and on terms as nearly equivalent as practicable to such superior terms. The loan was repaid on June 1, 2018 with interest of $2,630.

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On July 9, 2018, we entered into a loan agreement with Ryde whereby we provided to Ryde a loan in the principal amount of $750,000. The principal amount of the loan bears interest at the rate of 2% per annum, provided, however, any amounts not paid when due will immediately commence accruing interest at the default rate of 10% per annum. The principal amount of the loan, any accrued and unpaid interest thereon, and any other amounts owing under the loan maters on the earlier of (i) March 9, 2019 and (ii) the closing by Ryde of a minimum of $3,000,000 in financings, in the aggregate, whether through the sale of KodakCoins, equity or otherwise. Ryde can prepay all outstanding amounts on 10 days’ notice to our company.

As a condition for entering into the loan agreement, Ryde GmbH, a subsidiary of Ryde, provided a corporate guarantee dated July 9, 2018 to our company, pursuant to which Ryde GmbH unconditionally guaranteed and promised to pay our company on demand all amounts that become due from Ryde under the loan agreement with Ryde and any other amounts that we may in the future loan or advance to Ryde.

Also, as a condition for entering into the loan agreement, Ryde entered into the amendment no. 2, dated as of July 9, 2018, to the business service agreement dated December 29, 2017 as amended as of March 15, 2018, with our company. Pursuant to the amendment no. 2, our company and Ryde agreed that each party will be responsible for its respective expenses and agreed not to charge any out of pocket expenses to the other party unless expressly approved by the other party in advance in writing. As of December 31, 2018, interest of $7,192 has been accrued and earned.

On July 27, 2018, we entered into a loan agreement with Ryde whereby we provided to Ryde a loan in the principal amount of $500,000. This loan is unsecured, will mature on the earlier of eight (8) months from the date of issuance or the closing by Ryde of a minimum of $4,250,000 in financings, in the aggregate, whether through the sale of KodakCoins, equity, or otherwise and will bear interest at the rate of 12% interest per annum. However, any amounts not paid when due shall immediately commence accruing interest at the default rate of 18% per annum. As of December 31, 2018, interest of $23,474 has been accrued and earned.

The Company is in discussions with Ryde to amend the agreements as one of the notes has already matured and the second note is nearing maturity.

On November 27, 2018, we issued 200,000 shares of our common stock to 1373024 Alberta Inc., a company wholly-owned by Cameron Chell, our chairman and director, at a price of $1.00 per share for aggregate gross proceeds of $200,000.

Effective May 1, 2018, we entered into a facility services agreement with Business Instincts Group Inc., a company of which Cameron Chell is a director, officer and indirect shareholder, whereby we agreed to pay Business Instincts Group Inc. a basic monthly rent of $16,500 for the complete occupancy term commencing May 1, 2018 until February 28, 2020 to use the premises located at 4101 Redwood Ave, Building F. Los Angeles, California 90066 for general office purposes. On March 29, 2019, we amended the facility services agreement to decrease the monthly rent from $16,500 per month to $8,250 per month commencing May 1, 2019 to March 31, 2020.

It is the responsibility of our audit committee to review, approve and ratify related party transactions.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2018 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
James P. Geiskopf	Nil	1	1
Edmund C. Moy	Nil	2	1

Code of Ethics

On December 20, 2017, our Board adopted a code of ethics and business conduct for directors, senior officers and employees of our company. We adopted the code of ethics and business conduct for the purpose of promoting:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

●	full, fair, accurate, timely and understandable disclosure in all reports and documents that we file with, or submits to, the Securities and Exchange Commission and in other public communications made by our company;

●	compliance with applicable governmental laws, rules and regulations;

●	the protection of our assets, including corporate opportunities and confidential information;

●	fair dealing practices;

●	the prompt internal reporting of violations of the code of ethics and business conduct; and

●	accountability for adherence to the code of ethics and business conduct.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

We have an audit committee consisting of Michael Blum, James M. Carter, James P. Geiskopf, and Edmund C. Moy. Our audit committee assists our Board in fulfilling its responsibility to our stockholders relating to corporate accounting matters, the financial reporting practices of our company, and the quality and integrity of the financial reports of our company.

For a description of Messrs. Blum, Carter, Geiskopf and Moy’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

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Audit Committee Charter

The audit committee charter attached as Schedule “A” hereto was adopted by our Board on October 9, 2017.

Audit Committee Financial Expert

Our Board has determined that James M. Carter, a member of our audit committee, qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K issued by the Securities and Exchange Commission, and is “independent” as the term is used by NASDAQ Marketplace Rule 5605(a)(2).

Audit Committee Report

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2018.

The Audit Committee has also discussed with Haynie & Company the matters required to be discussed by AU 380, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received and reviewed the written disclosures and the letter from Haynie & Company required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with Haynie & Company their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC.

The Audit Committee of our Board currently consists of Michael Blum, James P. Geiskopf and Edmund C. Moy. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Audit Committee Oversight

At no time since the commencement of our most recently completed financial year was a recommendation of our audit committee to nominate or compensate an external auditor not adopted by our Board.

Reliance on Certain Exemptions

At no time since the commencement of our most recently completed financial year has our company relied on the exemption in Sections 2.4, 6.1.1(4), 6.1.1(5), or 6.1.1(6) or Part 8 of National Instrument 52-110 Audit Committees. Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that our audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the financial year in which the non-audit services were provided. Sections 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), 6.1.1(5) (Events Outside Control of Member) and 6.1.1(6) (Death, Incapacity or Resignation) provide exemptions from the requirement that a majority of the members of our audit committee must not be executive officers, employees or control persons of our company or of an affiliate of our company. Part 8 (Exemptions) permits a company to apply to a securities regulatory authority or regulator for an exemption from the requirements of National Instrument 52-110 in whole or in part.

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Pre-Approval Policies and Procedures

Our audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of National Instrument 52-110, the engagement of non-audit services is considered by our audit committee on a case-by-case basis.

Fees Paid to Our Independent Registered Public Accounting Firms

The following table sets forth the fees billed to our company for the years ended December 31, 2018 and 2017 for professional services rendered by Haynie & Company:

Fees	2018		2017
Audit Fees	$41,000	*	$15,000
Audit Related Fees	-		-
Tax Fees	-		-
Other Fees	-		-
Total Fees	$41,000		$15,000

*Estimated

CORPORATE GOVERNANCE

General

Corporate governance refers to the policies and structure of the board of directors of a company, whose members are elected by and are accountable to the stockholders of the company. Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management. Our Board is committed to sound corporate governance practices, as such practices are both in the interests of stockholders and help to contribute to effective and efficient decision making. Our common stock is quoted on the OTC Pink operated by the OTC Markets Group, which does not impose any director independence requirements. Under NASDAQ rule 5605(a)(2) and as defined by National Instrument 52-110, adopted by various Canadian securities commissions, a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation.

Board of Directors

Our Board facilitates its independent supervision over management in several ways, including retaining independent consultants where it deems necessary, and by reviewing corporate developments with larger stockholders, analysts and potential industry partners.

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The independent members of our Board are Edmund C. Moy, Alphonso Jackson and James Carter. Messrs. Moy, Jackson and Carter are each “independent” in that each is independent and free from any interest and any business or other relationship which could or could reasonably be perceived to; materially interfere with the director’s ability to act with the best interests of our company.

Michael Blum is not independent because Mr. Blum is chief operating officer, secretary and treasurer of our company. James P. Geiskopf is not independent because Mr. Geiskopf was president of our company from August 28, 2014 to August 21, 2017 and secretary and treasurer of our company from August 28, 2014 to October 9, 2017. Cameron Chell is not independent because Mr. Chell is a director, officer and an indirect shareholder of BIG. On October 18, 2017, we entered into a business services agreement with BIG, whereby we retained the services of BIG to provide certain services, including creating, designing and project managing the launching of initial coin offerings for our clients.

Directorships

The following table describes which of our current directors are also directors of other reporting issuers (or the equivalent in another jurisdiction):

Name of Director	Names of Other Reporting Issuers	Name of Trading Market
James P. Geiskopf	Verb Technology Company, Inc.	NASDAQ
Cameron Chell	Pounce Technologies Inc. TruTrace Technologies Inc.	TSX Venture Exchange (NEX) Canadian Securities Exchange
James M. Carter	Aloro Mining Corp. TruTrace Technologies Inc.	TSX Venture Exchange Canadian Securities Exchange

Orientation and Continuing Education

Our Board briefs all new directors with respect to the policies of our Board and other relevant corporate and business information. Our Board does not provide any continuing education.

Ethical Business Conduct

Our Board has found that the fiduciary duties placed on individual directors by our company’s governing corporate legislation and the common law, and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of our Board in which the director has an interest, have been sufficient to ensure that our Board operates independently of management and in the best interests of our company.

Nomination of Directors

Our Board is responsible for identifying individuals qualified to become new board members and recommending to our Board new director nominees. New nominees must have a track record in general business management, special expertise in an area of strategic interest to our company, the ability to devote the required time, show support for our company’s mission and strategic objectives, and a willingness to serve.

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Our Board does not have a nominating committee. The full board will be involved in nomination of new candidates for board positions. Board members will be asked for recommendations of people that they know of or have heard of that would contribute to the success of our company if added to our Board.

Compensation

Our Board has not created or appointed a compensation committee given our company’s current size and stage of development. All tasks related to developing and monitoring our company’s approach to the compensation of our president and directors are performed by the members of our Board. The compensation of our president and directors is reviewed, recommended and approved by our Board without reference to any specific formula or criteria.

Other Board Committees

Our Board has no committees other than our Audit Committee.

Assessments

Our Board has no specific procedures for regularly assessing the effectiveness and contribution of our Board or individual directors. As our Board is relatively small, it is expected that a significant lack of performance on the part of an individual director would become readily apparent, and could be dealt with on a case-by-case basis. With respect to our Board as a whole, our Board monitors its performance on an ongoing basis, and as part of that process considers the overall performance of our company and input from our stockholders. As Lead Director, James P. Geiskopf overseas the Board.

Advisory Board

We have an advisory board, which provides advice to our company from time to time on issues as requested by our company. Our advisory board’s role includes: (a) providing strategic advice on the direction and strategy of our company, (b) advising and assisting with business development by and for our company, and (c) facilitating introductions between our company and third parties who may be in a position to assist in furthering the goals of our company. The current members of our advisory board are: Russell Stidolph, Konstantin Richter, Steve Beauregard, Greg Burnett, Rob Shewchuk and Jamal Weathers.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the Common Stock beneficially owned on November 18, 2019 for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company’s executive officers and directors, (iii) the nominees for election to our Board, (iv) each of our named executive officers (as defined in the “Executive Compensation” section), and (v) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of November 18, 2019, the Record Date, we had 23,756,033 shares of Common Stock issued and outstanding. Accordingly, 23,756,033 shares of Common Stock are entitled to one (1) vote per share at the Meeting.

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Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)(2)
Bruce Elliott 6 Kermode Road, Crosby, Isle of Man 1M4 4BZ	Common Stock	200,000	(3)	*
Michael Blum 2212 Glenbrook Way, Las Vegas, NV 89117	Common Stock	650,000	(4)	2.70%
Swapan Kakumanu 193 Simcoe Circle SW, Calgary, AB T3H 4S3	Common Stock	166,666	(5)	*
Cameron Chell 561 Indiana Court, Venice Beach, CA 90291	Common Stock	2,661,000	(6)	11.02%
James P. Geiskopf 3250 Oakland Hills Court, Fairfield, CA 94534	Common Stock	1,900,000	(7)	7.87%
Edmund C. Moy 4251 Campbell Avenue, Suite 313, Arlington, VA 22206	Common Stock	67,666	(8)	*
James M. Carter 12532 23rd Ave, Surrey, BC V4A 2C4, Canada	Common Stock	58,338	(9)	*
Alphonso Jackson 1411 Key Blvd, Unit 601, Arlington, VA 22209	Common Stock	66,666	(10)	*
All executive officers and directors as a group (8 persons)	Common Stock	5,770,336		22.66%

Notes

* Less than 1%.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of ownership is based on 23,756,033 shares of our common stock issued and outstanding as of November 18, 2019.

(3)	Comprised of 200,000 options to purchase shares of our common stock exercisable within 60 days.

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(4)	Includes 400,000 options to purchase shares of our common stock exercisable within 60 days.

(5)	Includes 116,666 options to purchase shares of our common stock exercisable within 60 days, held by Red to Black Inc., a company controlled by Mr. Kakumanu.

(6)	Comprised of 61,000 shares of our common stock held directly, 2,000,000 shares of our common stock held indirectly through Blockchain Fund GP Inc., 200,000 shares of our common stock held indirectly through 1373024 Alberta Inc. and 400,000 options to purchase shares of our common stock exercisable within 60 days, held by Mr. Chell. Mr. Chell has the sole power to vote or direct the vote, and to dispose or direct the disposition of the shares of our common stock held by Blockchain Fund GP Inc. and 1373024 Alberta Inc.

(7)	Includes 400,000 options to purchase shares of our common stock exercisable within 60 days.

(8)	Includes 66,666 options to purchase shares of our common stock exercisable within 60 days.

(9)	Includes 58,338 options to purchase shares of our common stock exercisable within 60 days.

(10)	Includes 66,666 options to purchase shares of our common stock exercisable within 60 days.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last fiscal year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting. Certain directors, executive officers and proposed nominees for election as directors may be interested in the approval of the 2017 Equity Incentive Plan, pursuant to which they may be granted stock options.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) none of the nominees for election as a director; (c) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (d) no director or executive officer of an Insider; and (e) no associate or affiliate of any of the directors, executive officers, nominees or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

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MANAGEMENT CONTRACTS

No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

EXECUTIVE COMPENSATION

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December, 2018;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2018; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2018,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended December 31, 2018 and 2017 are set out in the following summary compensation table:

Summary Compensation Table – Years ended December 31, 2018 and 2017
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensa- tion Earnings ($)	All Other Compensation ($)	Total ($)
Bruce Elliott	2018	170,000	Nil	Nil	8,594		Nil	Nil	Nil	178,594
President(1)	2017	27,500	7,500	Nil	8,776	(4)	Nil	Nil	Nil	43,776
Michael Blum	2018	121,806	Nil	Nil	17,187		Nil	Nil	Nil	138,993
Chief Operating Officer, Secretary, Treasurer and Director(2)	2017	27,500	25,000	Nil	17,553	(4)	Nil	Nil	Nil	70,053
Swapan Kakumanu	2018	4,516	Nil	Nil	27,619		Nil	Nil	Nil	32,135
Chief Financial Officer(3)	2017	Nil	Nil	Nil	10,000		Nil	Nil	Nil	10,000

Notes:

(1)	On October 15, 2017, Mr. Elliott was appointed as the president of our company
(2)	On October 9, 2017, Mr. Blum was appointed as the chief financial officer, secretary, treasurer and a director of our company. On December 4, 2018, Mr. Blum resigned as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer. On the same day, Mr. Blum was appointed as chief operating officer.
(3)	On December 4, 2018, Mr. Kakumanu was appointed as the chief financial officer of our company.
(4)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. See Note 7 of our annual financial statements for the years ended December 31, 2018 and 2017 for a description of the assumptions made in the valuation of these stock options.

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Narrative Disclosure to Summary Compensation Table

In connection with the appointment of Bruce Elliott as president, we have entered into an independent consultant agreement dated October 15, 2017 with Bruce Elliott whereby we agreed to pay Mr. Elliott a signing bonus of $7,500, payable within 30 days, and a consulting fee in the amount of $10,000 per month, which was increased to $12,000 per month commencing on February 1, 2018 with the approval of our board of directors. On June 1, 2018, his consulting fee increased to $16,000 per month with the approval of our board of directors. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Elliott 200,000 stock options within 60 days at a price of $0.10 per share, which stock options become exercisable as follows: (i) 1/3 upon the date of grant; (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date. The agreement continues for twelve months terms which will automatically be renewed unless we provide 90 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Elliott by providing at least 90 days advance notice in writing, (ii) us by giving at least 90 days advance notice in writing, or (iii) us without notice in the event that Mr. Elliott: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest, or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Elliott has also agreed for the term of the agreement not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement and for a period of one year immediately following the termination or expiration of the agreement, Mr. Elliott has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us.

In connection with the appointment of Michael Blum as chief financial officer, we have entered into an independent consultant agreement dated October 9, 2017 with Michael Blum whereby we agreed to pay Mr. Blum a signing bonus of $25,000, payable within 30 days, and a consulting fee in the amount of $10,000 per month. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Blum stock options in an amount to be determined by our board of directors. The agreement continues for twelve months terms which will automatically be renewed unless we provide 30 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Blum by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Blum: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest, or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Blum has also agreed for the term of the agreement not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement and for a period of one year immediately following the termination or expiration of the agreement, Mr. Blum has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the TSX Venture Exchange. In connection with the appointment of Michael Blum as chief operating officer, on December 4, 2018, we have entered into an amendment to the independent consultant agreement dated October 9, 2017 with Mr. Blum whereby the parties (i) modified the services to be provided by Mr. Blum to reflect his new position with our company as chief operating officer and (ii) increased his consulting fee to $12,000 per month commencing December 4, 2018.

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Since October 1, 2017, we have paid Red to Black Inc., a company controlled by Swapan Kakumanu $4,000 per month which was amended to $10,000 per month from February 1, 2018 for providing accounting and controller services. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the TSX Venture Exchange. In connection with the appointment of Swapan Kakumanu as chief financial officer, we have entered into an independent consultant agreement dated December 4, 2018 with Swapan Kakumanu whereby we agreed to pay a consulting fee of $5,000 per month. The agreement continues for a twelve month term, which will automatically be renewed unless we provide 30 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Kakumanu by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Kakumanu: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Kakumanu has also agreed, for the term of the agreement, not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement, and for a period of one year immediately following the termination or expiration of the agreement, Mr. Kakumanu has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee, or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us.

On October 15, 2017, as amended on January 22, 2018 and November 22, 2018, our board of directors adopted and approved the 2017 Equity Incentive Plan. The purpose of the plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business. On November 22, 2018, our board of directors amended our 2017 Equity Incentive Plan in connection with our application to list our common stock on the TSX Venture Exchange. The plan was amended to provide that a total of 4,174,904 shares of our common stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards;

Effective October 15, 2017, we granted a total of 1,400,000 stock options to our directors and officers (200,000 stock options to Bruce Elliott, 400,000 stock options to Michael Blum, 400,000 stock options to Cameron Chell and 400,000 stock options to James P. Geiskopf). The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 upon the date of grant; (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date. The grant also included 100,000 stock options to Swapan Kakumanu. These stock options become exercisable as follows: (i) 1/3 on the first anniversary date; (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

Effective October 15, 2017, we granted 100,000 stock options to Red to Black Inc., a company controlled by Swapan Kakumanu. The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 on the first anniversary of the grant date; (ii) 1/3 on the second anniversary of the grant date and (iii) 1/3 on the third anniversary of the grant date.

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Effective June 8, 2018, we granted 75,000 stock options to Red to Black Inc. The stock options are exercisable at the exercise price of $0.60 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 on the first anniversary of the grant date; (ii) 1/3 on the second anniversary of the grant date and (iii) 1/3 on the third anniversary of the grant date.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of its directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2018:

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Bruce Elliott	200,000		Nil		Nil	$0.10	October 15, 2027	Nil	Nil	Nil	Nil
Michael Blum	400,000		Nil		Nil	$0.10	October 16, 2027	Nil	Nil	Nil	Nil
Swapan	66,666	(1)(3)	33,334	(1)(3)	Nil	$0.10	October 15, 2027	Nil	Nil	Nil	Nil
Kakumanu	50,000	(2)(3)	25,000	(2)(3)	Nil	$0.60	June 8, 2028	Nil	Nil	Nil	Nil

Notes:

(1)	The stock options become exercisable as follows: (i) 1/3 on the first anniversary date of grant (October 15, 2018); (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

(2)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (June 8, 2018); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(3)	These stock options are held by Red to Black Inc., a company controlled by Swapan Kakumanu.

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Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended December 31, 2018 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cameron Chell(1)	Nil	Nil	17,187	(7)	Nil	Nil	Nil	17,187	(2)
James P. Geiskopf(3)	120,000	Nil	17,187	(7)	Nil	Nil	Nil	137,187
Edmond C. Moy(4)	44,495	Nil	46,556	(7)	Nil	Nil	Nil	91,051
James M. Carter(5)	31,183	Nil	32,591	(7)	Nil	Nil	Nil	63,774
Alphonso Jackson(6)	28,333	Nil	36,882	(7)	Nil	Nil	Nil	65,215

Notes:

(1)	On August 21, 2017, Mr. Chell was appointed as the president and chief executive officer and a director of our company. On October 15, 2017, Mr. Chell resigned as our president and chief executive officer in order to accommodate the appointment of Bruce Elliott as our president. On the same day, Mr. Chell was appointed as the non-executive chairman.

(2)	Does not include the fees and stock options received by Business Instincts Group Inc. On October 18, 2017, we entered into a business services agreement with Business Instincts Group Inc., a company of which Mr. Chell is a director, officer and indirect shareholder. The fees and stock options received by Business Instincts Group Inc. are compensation for the services provided by that company as a whole and we did not compensate Mr. Chell separately for these services.

(3)	Effective August 28, 2014, Mr. Geiskopf was appointed as president, secretary, treasury and director of our company. On August 21, 2017, Mr. Geiskopf resigned as our president. On October 9, 2017, Mr. Geiskopf resigned as our secretary and treasurer.

(4)	On February 9, 2018, Mr. Moy was appointed as a director of our company.

(5)	On May 17, 2018, Mr. Carter was appointed as a director of our company.

(6)	On June 22, 2018, Mr. Jackson was appointed as a director of our company.

(7)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. See Note 7 of our annual financial statements for the years ended December 31, 2018 and 2017 for a description of the assumptions made in the valuation of these stock options.

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On January 22, 2018, we entered into an offer letter with James P. Geiskopf, pursuant to which, among other things, we agreed to pay Mr. Geiskopf, as Lead Director, $120,000 in annual cash compensation commencing on January 1, 2018.

In connection with the appointment of Edmund C. Moy as a director on February 9, 2018, we entered into an offer letter dated February 9, 2018 with Mr. Moy, pursuant to which, among other things, we agreed to pay Mr. Moy $50,000 in annual cash compensation and grant 100,000 stock options. Effective February 9, 2018, we granted to Mr. Moy 100,000 stock options, which are exercisable at an exercise price of $0.60 per share until February 9, 2028. The stock options become exercisable as follows: (i) 1/3 on the grant date, (ii) 1/3 on the first anniversary of the grant date and (iii) 1/3 on the second anniversary of the grant date.

In connection with the appointment of James Carter as a director on May 17, 2018, we entered into an offer letter dated May 17, 2018 with Mr. Carter, pursuant to which, among other things, we agreed to pay Mr. Carter $50,000 in annual cash compensation and grant 100,000 stock options. Effective May 17, 2018, we granted to Mr. Carter 100,000 stock options, which are exercisable at an exercise price of $0.60 per share until May 17, 2028. The stock options become exercisable monthly over 36 months as follows: 1/36 of the stock options vesting each month commencing on May 17, 2018.

In connection with the appointment of Alphonso Jackson as a director on June 22, 2018, we entered into an offer letter dated June 22, 2018 with Mr. Jackson, pursuant to which, among other things, we agreed to pay Mr. Jackson $50,000 in annual cash compensation and grant 100,000 stock options, which stock options were previously granted on June 7, 2018 in connection with his appointment as a member of our advisory board. The stock options are exercisable at the exercise price of $0.60 per share until June 7, 2028. The stock options become exercisable as follows: (i) 1/3 on the grant date, (ii) 1/3 on the first anniversary of the grant date and (iii) 1/3 on the second anniversary of the grant date.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each director who is not a named executive officer certain information concerning the outstanding equity awards as of December 31, 2018:

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Cameron Chell	400,000		Nil		Nil	$0.10	October 15, 2027	Nil	Nil	Nil	Nil
James P. Geiskopf	400,000		Nil		Nil	$0.10	October 16, 2027	Nil	Nil	Nil	Nil
Edmond C. Moy	66,666	(1)	33,334	(1)	Nil	$0.60	February 9, 2028	Nil	Nil	Nil	Nil
James M. Carter	55,5604	(2)	44,440	(2)	Nil	$0.60	May 17, 2028	Nil	Nil	Nil	Nil
Alphonso Jackson	66,666	(3)	33,334	(3)	Nil	$0.60	June 7, 2028	Nil	Nil	Nil	Nil

Notes:

(1)	The stock options become exercisable as follows: (i) 1/3 on the first anniversary date of grant (February 9, 2018); (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

(2)	The stock options become exercisable as follows: (i) 1/36 each month over a period of 36 months commencing on the date of grant (May 17, 2018).

(3)	The stock options become exercisable as follows: (i) 1/3 on the first anniversary date of grant (June 7, 2018); (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

29

EQUITY COMPENSATION PLAN INFORMATION

The following table provides a summary of the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights, weighted average exercise weighted-average exercise price of outstanding options, warrants and rights and the number of shares of Common Stock remaining available for future issuance under our equity compensation plans as well as certain warrants granted outside of our compensation plan, the weighted average exercise price and the number of options remaining available for grant, shares purchasable as at December 31, 2018.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	Nil	N/A	Nil
Equity compensation plans not approved by security holders (2017 Equity Incentive Plan)	3,400,000	$0.18	774,904
Total	3,400,000	$0.18	774,904

See “Proposal 3 - Approval of 2017 Equity Incentive Plan” for a description of our 2017 Equity Incentive Plan.

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PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Proposal 2

RATIFICATION of the Appointment of the Independent Registered Public Accounting Firm

Our Board is asking our stockholders to ratify the appointment of Haynie & Company as our independent registered public accounting firm.

Stockholder ratification of the appointment of Haynie & Company as our independent registered public accounting firm is required by the policies of the TSX Venture Exchange. If the stockholders fail to ratify the appointment, our Board will reconsider whether or not to retain the firm. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Haynie & Company are not expected to be present at the Meeting. However, we will provide contact information for Haynie & Company to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

Our Board recommends that you vote FOR the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

Proposal 3
Approval of 2017 Equity Incentive Plan

Our Board is asking our stockholders to approve our 2017 Equity Incentive Plan.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of our 2017 Equity Incentive Plan.

Our Board recommends that you vote FOR the approval of our 2017 Equity Incentive Plan.

Description of Our 2017 Equity Incentive Plan

The following is a summary of the material features of our 2017 Equity Incentive Plan. The full text of our 2017 Equity Incentive Plan is attached hereto as Schedule “B”.

On October 15, 2017 our Board adopted and approved the 2017 Equity Incentive Plan, as amended on January 22, 2018 and November 22, 2018. The purpose of the plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business.

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On November 22, 2018, our Board amended our 2017 Equity Incentive Plan in connection with our application to list our common stock on the TSX Venture Exchange. The plan was amended to provide:

●	that a total of 4,174,904 shares of our common stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards;

●	that any shares underlying an award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, will become available for issuance under the plan;

●	that while our common stock is listed on the TSX Venture Exchange:

○	a participant must either be a Director, Employee or Consultant (as defined by the policies of the TSX Venture Exchange) of our company or a subsidiary of our company at the time of grant of the awards, except as otherwise provided by the policies of the TSX Venture Exchange and, for awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSX Venture Exchange), we must ensure that the participant is a bona fide Employee, Consultant or Management Company Employee, as the case may be;
○	except in relation to Consultant Companies (as defined by the policies of the TSX Venture Exchange), the awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an award;
○	the aggregate number shares of our common stock subject to stock options granted, within a 12 month period, to a participant who is a Consultant (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a stock option is granted to the participant;
○	aggregate number of shares of our common stock subject to stock options granted, within a 12 month period, to all participants (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) is limited to an amount equal to 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a stock option is granted to any participant, provided that such stock options must vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period;
○	the exercise price of a stock option must be determined by the committee (currently our board of directors) and the exercise price must not be less than the price permitted by the TSX Venture Exchange or other regulatory body having jurisdiction and a minimum exercise price must not be established unless the stock options are allocated to particular persons and we must not grant stock options unless and until the stock options have been allocated to a particular person or persons;
○	the exercise price of a stock option must be paid in cash; and
○	stock options granted to participants engaged in Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) on behalf of our company must expire 30 days after such participants cease to perform such Investor Relations Activities for our company;

●	if shares of our common stock are listed on the TSX Venture Exchange, unless disinterested shareholder approval is obtained, under no circumstances will the plan, together with all of our other previously established and outstanding stock option or equity incentive plans or grants, result in:

○	the aggregate number of shares of our common stock reserved for issuance under awards granted to insiders (as a group) at any point in time exceeding 10% of the issued and outstanding shares of our common stock (on a non-diluted basis);
○	the grant to insiders (as a group), within a 12 month period, of stock options where an aggregate number of shares of our common stock subject to such stock options exceeds 10% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to any insider;

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○	the grant to insiders (as a group), within a 12 month period, of non-stock option awards where an aggregate number of shares of our common stock subject to such non-stock option awards exceeds 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a non-stock option award is granted to any insider;
○	the aggregate number of shares of our common stock subject to awards granted to any one participant within a 12 month period exceeding 5% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to the participant;
○	the aggregate number of shares of our common stock subject to non-stock option awards granted to any one participant within a 12 month period exceeding 1% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a non-stock option award is granted to the participant;
○	the aggregate number of shares of our common stock subject to awards granted to any one participant who is a Consultant (as defined by the policies of the TSXV) within a 12 month period exceeding 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to the participant; or
○	the aggregate number of shares of our common stock subject to awards granted to all participants (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) within a 12 month period exceeding 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date an award is granted to the participant; and

if the shares of our common stock are listed on the TSX Venture Exchange, we must obtain disinterested shareholder approval for any amendment to stock options held by insiders that would have the effect of decreasing the exercise price of the stock options.

Stock Option Grants

As of November 18, 2019, the following persons or group of persons held the following number of stock options of our company.

Group	Number of Shares of Our Common Stock Subject to Stock Options
Bruce Elliott President	200,000
Michael Blum Chief Operating Officer, Secretary, Treasurer and Director	400,000
Swapan Kakumanu Chief Financial Officer	175,000	(1)
Cameron Chell Chairman of the Board and Director	400,000
James P. Geiskopf Lead Director	400,000
Edmund C. Moy Director	100,000
James M. Carter Director	100,000
Alphonso Jackson Director	100,000
All current executive officers as a group (3 persons)	775,000
All current directors who are not executive officers as a group (4)	1,100,000
All employees, excluding executive officers, as a group	1,875,000

Notes:

(1)	75,000 of these stock options are held by Red to Black Inc., a company controlled by Swapan Kakumanu.

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PROPOSAL 4

NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT

As required by Section 14A under the Exchange Act, we are required hold an advisory, non-binding vote to approve the compensation of our named executive officers as disclosed in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement.

Our Board has not created or appointed a compensation committee given our company’s current size and stage of development. All tasks related to developing and monitoring our company’s approach to the compensation of our president and directors are performed by the members of our Board. The compensation of our president and directors is reviewed, recommended and approved by our Board without reference to any specific formula or criteria. The say-on-pay vote is advisory, and therefore not binding on our company or our Board. Although non-binding, the vote will provide information to our Board regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Board will be able to consider when determining executive compensation for the years to come.

Generally, we compensate our executive officers with a compensation package that is designed to drive company performance to maximize shareholder value while meeting our needs and the needs of our executives. The following are objectives that we consider:

●	alignment — to align the interests of executives and shareholders through equity-based compensation awards;

●	retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and

●	performance — to provide, when appropriate, compensation that is dependent upon the executive’s achievements and the company’s performance.

In order to achieve the above objectives, our executive compensation strategy is guided by the following principles:

●	rewards under incentive plans are based upon our financial and operating results and increasing shareholder value;

●	executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to strive to achieve our goals, objectives and overall financial success; and

●	compensation of an executive is based on such individual’s role, responsibilities, performance and experience.

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When making pay determinations for named executive officers, the Board considers a variety of factors including, among others: (1) actual company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) industry comparative compensation, (5) prior years’ compensation and long-term incentive awards, and (6) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives (including cash versus non-cash compensation) in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving our company’s long-term objectives.

The say-on-pay vote is advisory, and therefore not binding on our Company or our Board. Although non-binding, the vote will provide information to our Board regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Board will be able to consider when determining executive compensation for the years to come.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-X of the Exchange Act, including the compensation tables and narrative discussion.

THE BOARD OF DIRECTOR RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT.

PROPOSAL 5

NON-BINDING RESOLUTION TO DETERMINE THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A under the Exchange Act, we are required to hold an advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining.

For the reasons described below, we recommend that our stockholders select a frequency of every three years.

●	Our executive compensation is designed in large part to support long-term value creation. A triennial vote will allow stockholders to better judge our executive compensation in relation to our long-term performance.

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●	A triennial vote will allow for any changes to our executive compensation to be in place long enough for stockholders to comprehend and evaluate the effectiveness of these changes.

This vote is advisory, and therefore not binding on our company or our Board. Although the vote is nonbinding, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct future say-on-pay votes.

This non-binding “frequency” vote is required to be submitted to our stockholders at least once every six (6) years.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our company’s named executive officers (the say-on-pay vote) by selecting whether such say-on-pay vote should be held every year, every two years, every three years or abstaining from such vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EVERY “THREE YEARS” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than the election of directors and the approval of our 2019 equity incentive plan.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

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Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than June 30, 2020. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to CurrencyWorks Inc., 4101 Redwood Avenue, Building F, Los Angeles, CA 90066, Attention: Secretary.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

/s/ Bruce Elliott
Bruce Elliott
President

November 25, 2019

SCHEDULE “A”

CURRENCYWORKS INC.

(formerly: ICOX INNOVATIONS INC.)

(formerly: APPCOIN INNOVATIONS INC.)

(the “Company”)

AUDIT COMMITTEE CHARTER

(adopted as of October 9, 2017)

I. PURPOSE

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of the Company, a Nevada corporation, shall provide assistance to the Board in fulfilling its responsibility to the Company’s shareholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Committee’s purpose is to:

1.	assist the Board’s oversight of:

(a)	the reliability and integrity of the Company’s financial statements, accounting policies, financial reporting and disclosure practices,

(b)	the establishment and maintenance of processes to assure compliance with all relevant laws and regulations applicable to, and policies of, the Company, including for the receipt of complaints and concerns regarding accounting, internal control or auditing matters,

(c)	the engagement, compensation, performance, qualifications and independence of the Company’s independent auditor, its conduct of the annual independent audit of the Company’s financial statements, and its engagement for all other services, and

(d)	the functioning of the Company’s system of internal accounting and financial controls;

2.	provide an open avenue of communication between the Company’s internal accounting department, the Company’s independent auditor, the Company’s financial and senior management and the Board; and

3.	prepare the report of the Committee required by the rules of the Securities and Exchange Commission, or other applicable securities regulators (collectively, the “Securities Commissions”), for inclusion in the Company’s annual proxy statement, annual report, or other applicable disclosure documents.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Audit Committee Charter (this “Charter”).

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate, or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations. This is the responsibility of management of the Company, the Company’s internal accounting department and the Company’s independent auditor. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the internal accounting department and the Company’s independent auditor, and the integrity and accuracy of information provided to the Committee by such persons in carrying out the Committee’s oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent auditor.

II. STRUCTURE AND OPERATION

Composition and Qualifications

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. Except as otherwise permitted by applicable rules and regulations, the majority of the Committee members shall, in the judgment of the Board, meet: (a) the independence requirements of Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any other rules and regulations of any of the Securities Commissions; and (b) the independence requirements of the rules of any applicable stock exchange or quotation system upon which the Company’s shares are listed from time to time. If required by the rules and regulations governing the Company, one or more members of the Committee, shall be, in the judgment of the Board, an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K under the 1934 Act. Each member of the Committee must be able to read and understand the Company’s financial statements, including the balance sheet, income statement and cash flow statement (or equivalent).

Authority

The Committee shall have the authority to: (a) retain (at the Company’s expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (b) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities; and (c) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behavior within the Company.

In addition, the Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel, and/or the independent auditor to meet with the Committee and any of its advisors and to respond to any inquiries of the Committee. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities. Finally, the Board shall adopt resolutions which provide for appropriate funding, as determined by the Committee, for: (a) services provided by the independent auditor in rendering or issuing any audit report to the Company; (b) services provided by any adviser employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities; or (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

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Appointment and Removal

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by majority vote of the Board at any time. A member of the Committee shall automatically cease to be a member of the Committee upon ceasing to be a member of the Board. Vacancies on the Committee will be filled by resolution of the Board.

Chairperson

The Board may, but is not required to, appoint one member of the Committee to: (a) serve as Chair of the Committee; (b) convene and chair all regular and special sessions of the Committee; (c) set the agendas for Committee meetings; (d) determine and communicate to management and the full Board the information needs of the Committee; and (e) report Committee determinations and actions on behalf of the Committee to the Board.

If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee, to serve at the pleasure of the majority of the full Committee. If the Chair of the Committee is not present at any meeting of the Committee, an acting Chair for the meeting may be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chair shall refer the matter to the Board for consideration. All requests by the Committee for information from the Company or the independent auditor shall be made through the Chair, or as otherwise determined by the Committee.

Delegation to Subcommittees

The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee. Any delegation may be made only to the extent permitted by applicable rules and regulations, and the Company’s bylaws and articles of incorporation.

III. COMMITTEE MEETINGS

The Chair shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of the Company’s bylaws or this Charter.

The Committee shall meet (in person, by teleconference, or by other means of electronic communication) as often as may be deemed necessary or appropriate, being generally at least four times annually, or more frequently as circumstances dictate. The Committee shall meet periodically with the Company’s management and independent auditor and, if necessary, in separate executive sessions with only the independent auditor and Committee members present, or with only management and Committee members present, to discuss any matters that the Committee believes should be discussed privately. The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records.

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Except as otherwise required by the Company’s bylaws or articles of incorporation, a majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee, and the act of a majority of the Committee members present at any meeting at which there is a quorum shall be deemed to be the act of the Committee. The Committee may also act by unanimous written consent in lieu of a meeting.

The notice of the time and place of every meeting of the Committee shall be given in writing to each member of the Committee at least 24 hours prior to the time of such meeting, unless such notice is waived by the unanimous consent of the Committee members.

The Committee may, at its discretion, include in its meetings non-management directors who are not members of the Committee, members of the Company’s management, representatives of the Company’s outside advisors, any other personnel employed or retained by the Company, or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee. Any non-management directors who are not members of the Committee that attend Committee meetings shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote.

The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

IV. DUTIES AND RESPONSIBILITIES

The Committee’s role is one of oversight. The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and independent auditor, in accordance with its business judgment. In discharging its oversight role, the Committee encourages free and open communication among the Committee, the Company’s independent auditor, and management, and is empowered to investigate any matter brought to its attention with all requisite access to all books, records, facilities and personnel of the Company, and to the Company’s independent auditor and outside legal counsel.

The following functions and responsibilities are set forth as a guide, with the understanding that the Committee may carry out, in its discretion, additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.

General

1.	Develop and maintain free and open means of communication with the Board, the Company’s independent auditor, the Company’s internal auditor, if any, and the management of the Company.

2.	Perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s bylaws and applicable laws and regulations.

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3.	Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

4.	Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditor.

5.	Maintain minutes and other records of meetings and activities of the Committee.

Financial Statements and Published Information

6.	Review filings made with the Securities Commissions and other published documents containing the Company’s financial statements, including any certification, report, opinion or review rendered by the independent auditor, or any press releases announcing earnings (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the Company’s financial statements.

7.	Review and discuss with management and the independent auditor the Company’s annual and quarterly financial statements prior to their filing, including any Management’s Discussion and Analysis related to same.

8.	Discuss with the independent auditor: (a) all significant matters related to the independent auditor’s review of the financial statements; and (b) the matters required to be communicated by applicable Statements of Auditing Standards or other standards of applicable Securities Commissions.

9.	Make a recommendation to the Board regarding the inclusion of the audited annual financial statements in any filings of the Company with applicable Securities Commissions.

10.	Consider and review with management and the independent auditor:

(a)	significant findings during the year, including the status of previous audit recommendations, and management’s responses thereto;

(b)	any audit problems or difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;

(c)	the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing);

(d)	any changes required in the planned scope of the audit plan; and

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(e)	the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

11.	Oversee the services rendered by the Company’s independent auditor, including the resolution of disagreements between management and the independent auditor regarding preparation of financial statements.

12.	Prepare and include in the Company’s annual proxy statement or other filings with applicable Securities Commissions, any report from the Committee or other disclosures as required by applicable laws and regulations.

Performance and Independence of Independent Auditor

13.	On an annual basis, request from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board, and with any other applicable laws, rules and regulations. The Committee shall review the qualification, performance and independence of the independent auditor annually and make determinations regarding the appointment or termination of the independent auditor. The Committee shall actively engage in a dialogue with the Company’s management and independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor from management and the Company, and take appropriate action to satisfy it of the independent auditor’s objectivity and independence. The Committee shall also:

(a)	confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC;

(b)	consider whether, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate its independent auditor;

(c)	set clear policies for the Company’s hiring of employees or former employees of the independent auditor; and

(d)	if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

14.	On an annual basis, obtain from the independent auditor a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditor: (a) the audit of the Company’s annual financial statements for the most recent fiscal year and any reviews of the financial statements; (b) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (c) all other services rendered by the independent auditor for the most recent fiscal years, in the aggregate and by each service.

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15.	At least annually, obtain and review a written report by the independent auditor describing all relationships between the Company (and any of its subsidiaries) and the independent auditor and discuss the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent peer review.

Review of Services and Audit by Independent Auditor

16.	Have the sole authority and responsibility to appoint, evaluate, determine the compensation of and, where appropriate, replace the independent auditor. The Committee may, in its discretion, seek shareholder ratification of the independent auditor it appoints. The independent auditor shall report directly to the Committee, and the Committee’s responsibility shall include the resolution of disagreements between management and the independent auditor regarding financial reporting.

17.	Consider and pre-approve all audit and non-audit services provided by the independent auditor. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

18.	Following completion of the annual audit, review with management, the independent auditor and the internal accounting department:

(a)	the Company’s annual financial statements and related footnotes;

(b)	the independent auditor’s audit of the financial statements and the report thereon;

(c)	any significant changes required in the independent auditor’s audit plan; and

(d)	other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

19.	Review with the independent auditor, as required by the rules and regulations of applicable Securities Commissions or otherwise:

(a)	all critical accounting policies and practices used by the Company;

(b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	other material communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

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Financial Reporting Process

20.	Review the activities, organizational structure, staffing and qualifications of the internal audit function, if any.

21.	Review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

22.	Review and discuss periodically with management and the independent auditor:

(a)	the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures;

(b)	all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data;

(c)	the integrity of the Company’s financial reporting processes;

(d)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(e)	the adequacy of the Company’s risk management programs and policies, including recommendations for any improvements in these areas.

23.	Establish regular and separate systems of reporting to the Committee by each of management, the independent auditor and the Company’s internal accounting department regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

24.	Review with management the adequacy of the Company’s insurance and fidelity bond coverages, reported contingent liabilities, and management’s assessment of contingency planning.

25.	Review management’s plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management’s judgment that have a significant effect upon the financial statements of the Company, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

26.	Meet periodically with management, the internal auditors, if any, and the independent auditor in separate executive sessions to discuss matters which the Committee or these groups believe should be discussed privately.

Ethical and Legal Compliance

27.	Review with the Company’s counsel any legal, tax or regulatory matter that may have a material impact on the Company’s financial statements, operations and compliance policies, and programs and reports to be filed with, or received from, any regulators.

28.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as set forth in Annex A attached to this Charter.

29.	Review and approve any transactions or courses of dealing with related parties.

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ANNEX A

PROCEDURES FOR THE SUBMISSION OF

COMPLAINTS AND CONCERNS REGARDING

ACCOUNTING, INTERNAL ACCOUNTING CONTROLS AND

AUDITING MATTERS

1.	AppCoin Innovations Inc. (the “Company”) has designated the Audit Committee of its Board of Directors (the “Committee”) to be responsible for administering the procedures for the receipt, retention, and treatment of complaints received by the Company or the Committee directly regarding accounting, internal accounting controls and auditing matters.

2.	Any employee of the Company may, on a confidential and anonymous basis, submit concerns regarding questionable accounting controls or auditing matters to the Committee by setting forth such concerns in a letter addressed directly to the Committee with a legend on the envelope such as “Confidential” or “To be opened by Audit Committee only”. If an employee would like to discuss the matter directly with a member of the Committee, the employee should include a return telephone number in his or her submission to the Committee at which he or she can be contacted. All submissions by letter to the Committee can be sent to:

CurrencyWorks Inc.

(formerly: ICOX Innovations Inc.)

(formerly: AppCoin Innovations Inc.)

c/o Audit Committee

4101 Redwood Avenue, Building F

Los Angeles, CA 90066

3.	Any complaints received by the Company that are submitted as set forth herein will be forwarded directly to the Committee and will be treated as confidential if so indicated.

4.	At each meeting of the Committee, or any special meetings called by the Chairperson of the Committee, the members of the Committee will review and consider any complaints or concerns submitted by employees as set forth herein and take any action it deems necessary in order to respond thereto.

5.	All complaints and concerns submitted as set forth herein will be retained by the Committee for a period of seven (7) years.

SCHEDULE “B”

CURRENCYWORKS INC.

(Formerly: ICOX INNOVATIONS INC.)

(the “Company”)

2017 EQUITY INCENTIVE PLAN

1. Purpose

1.1 Purpose. The purpose of this 2017 Equity Incentive Plan (this “Plan”) is to: (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the Shareholders; and (c) promote the success of the Company’s business.

2. Eligibility

2.1 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

2.2 While the Common Stock is listed on the TSXV, a Participant must be a Director, Employee or Consultant (as defined by the policies of the TSXV) of the Company or a subsidiary of the Company at the time of grant of the Awards, except as otherwise provided by the polices of the TSXV and, for Awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSXV), the Company will ensure that the Participant is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

2.3 While the Common Stock is listed on the TSXV, except in relation to Consultant Companies (as defined by the policies of the TSXV), the Awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an Award.

3. Definitions

3.1 For the purposes of this Plan, the following terms shall have the following meanings, unless the context indicates otherwise:

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

“Applicable Laws” means the requirements related to, or implicated by, the administration of this Plan under applicable state corporate laws, United States federal and state securities laws, the Code, the rules or policies of any stock exchange or quotation system on which the Common Stock is then listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted.

“Award” means any right granted to a Participant under this Plan, which may include the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Awards or Performance Compensation Awards.

“Award Agreement” means a written agreement, contract, certificate or other document evidencing the terms and conditions of an individual Award granted under this Plan, which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of this Plan.

“Beneficial Owner” has the meaning ascribed thereto in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that, in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

“Board” means the board of directors of the Company, as constituted at an applicable time.

“Cause” means:

(a)	with respect to any Employee or Consultant:

(i)	if the Employee or Consultant is a party to an employment or service agreement with the Company or any Affiliate and such agreement provides for a definition of “cause” or other similar term, the definition contained therein, or

(ii)	if no such agreement exists, or if such agreement does not define “cause” or other similar term: (A) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (B) conduct that results in, or is reasonably likely to result in, harm to the reputation or business of the Company or any Affiliate, (C) gross negligence or willful misconduct with respect to the Company or an Affiliate, or (D) material violation of any applicable securities laws;

(b)	with respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(i)	malfeasance in office with respect to the Company or an Affiliate,

(ii)	gross misconduct or neglect with respect to the Company or an Affiliate,

(iii)	any false or fraudulent misrepresentation that has induced the Company or any Shareholder to elect or appoint the Director,

(iv)	wilful conversion of funds of the Company or an Affiliate, or

(v)	repeated failure to participate in Board meetings on a regular basis, despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a)	the direct or indirect sale, transfer, conveyance or other disposition (other than in a transaction contemplated by subsection (e)), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not an Affiliate;

(b)	the Incumbent Directors ceasing for any reason to constitute at least a majority of the Board;

(c)	the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d)	the acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Common Stock”); or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (C) any acquisition which complies with clauses (i), (ii) and (iii) of subsection (e) of this definition, or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e)	the consummation of a reorganization, merger, consolidation, statutory share exchange, business combination or similar form of corporate transaction involving the Company that requires the approval of the Shareholders, whether for such transaction or the issuance of securities in connection with such transaction (in any case, a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code, as it may be amended from time to time, and any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the Board or a committee of the Board appointed by the Board to administer this Plan in accordance with Section 4.3 and Section 4.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means ICOX Innovations Inc., a Nevada corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that a Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which such Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director, or a change in the entity for which such Participant renders such service, provided that there is no interruption or termination of such Participant’s Continuous Service; and provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by the Internal Revenue Service.

“Director” means a member of the Board or of the board of directors of any Affiliate.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that for the purposes of determining the term of an Incentive Stock Option pursuant to Section 7.1(i), “Disability” shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether a Participant has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining whether a Participant has a Disability for purposes of the term of an Incentive Stock Option pursuant to Section 7.1(i) hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 15.11.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any individual, including any Officer or Director, employed by the Company or an Affiliate; provided, that, for the purposes of determining eligibility to receive Incentive Stock Options, “Employee” shall mean an employee of the Company or an Affiliate within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee to a Participant by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or such Affiliate.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date: (a) if the Shares are listed or quoted on any established stock exchange or public market, including the New York Stock Exchange, the NASDAQ, the OTCQB, the OTCQX, the TSX Venture Exchange or the Canadian Securities Exchange, the closing price per Share (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or public market on the day of determination, as reported in such source as the Committee deems reliable, multiplied by the number of Shares underlying the applicable Award; or (b) if the Shares are not listed or quoted on any established stock exchange or public market, such value as is determined in good faith by the Committee in its sole discretion, which determination shall be conclusive and binding on all Persons.

“Free Standing Rights” has the meaning set forth in Section 8.1(a).

“Good Reason” means:

(a)	if an Employee or Consultant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of “good reason” or other similar term, the definition contained therein; or

(b)	if no such agreement exists or if such agreement does not define “good reason”, the occurrence of one or more of the following without the Participant’s express written consent, if such circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure, (ii) a material reduction in the Participant’s base salary or bonus opportunity, or (iii) a geographical relocation of the Participant’s principal office location by more than 50 miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award that specifies the key terms and conditions of the Award or, if a later date of grant for the Award is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for Director without objection to such nomination) shall be deemed to be an Incumbent Director. No individual initially elected or nominated as a Director as a result of an actual or threatened election contest with respect to the Incumbent Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Incumbent Directors shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 8.3(d)(iv); provided that the exercise of such discretion would not cause such Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-Option Award” means any Award other than an Option.

“Non-Qualified Stock Option” means an Option that by its terms does not qualify as, or is not intended to qualify as, an Incentive Stock Option.

“Officer” means a Person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to this Plan.

“Option Exercise Price” means the price at which a Share may be purchased upon the exercise of an Option.

“Optionholder” means a Person to whom an Option is granted pursuant to this Plan or, if applicable, such other Person who holds an outstanding Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible Person to whom an Award is granted pursuant to this Plan or, if applicable, such other Person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 8.3.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or an Affiliate, division, business unit or operational unit thereof), and shall be limited to:

(a)	net earnings or net income (before or after taxes);

(b)	basic or diluted earnings per Share (before or after taxes);

(c)	net revenue or net revenue growth;

(d)	gross revenue;

(e)	gross profit or gross profit growth;

(f)	net operating profit (before or after taxes);

(g)	return on assets, capital, invested capital, equity, or sales;

(h)	cash flow (including operating cash flow, free cash flow and cash flow return on capital);

(i)	earnings before or after taxes, interest, depreciation and/or amortization;

(j)	gross or operating margins;

(k)	improvements in capital structure;

(l)	budget and expense management;

(m)	productivity ratios;

(n)	economic value added or other value added measurements;

(o)	Share price (including growth measures and total Shareholder return);

(p)	expense targets;

(q)	margins;

(r)	operating efficiency;

(s)	working capital targets;

(t)	enterprise value;

(u)	safety record; and

(v)	completion of acquisitions or business expansion.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole, or any division, business unit or operational unit of the Company and/or an Affiliate, or any combination thereof, as the Committee may deem appropriate. The Committee may make comparisons to the performance of a group of comparable companies, or data set out in a published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may make comparisons of matters related to Share price as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria. To the extent required under Section 162 (m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining Shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining Shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of a Participant in connection with any of the following:

(a)	asset write-downs;

(b)	litigation or claim judgments or settlements;

(c)	the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(d)	any reorganization and restructuring programs;

(e)	extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations as filed with applicable securities regulators;

(f)	acquisitions or divestitures;

(g)	any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(h)	foreign exchange gains and losses; or

(i)	a change in the Company’s fiscal year.

“Performance Period” means such one or more periods of time (in any case being not less than one fiscal quarter in duration) as the Committee may determine, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

“Permitted Transferee” means:

(a)	a member of an Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any Person sharing the Optionholder’s household (other than a tenant or employee), a trust in which any of the foregoing Persons have more than 50% of the beneficial interest, a foundation in which any of the foregoing Persons (or the Optionholder) control the management of assets, or any other entity in which any of the foregoing Persons (or the Optionholder) own more than 50% of the voting interests;

(b)	any Person designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-Qualified Stock Option; and

(c)	such other transferees as may be permitted by the Committee in its sole discretion.

“Person” is to be construed broadly and includes an individual, corporation, trust, partnership, governmental authority, or any administrator or executor of any of the foregoing.

“Plan” means this 2017 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 8.1(a).

“Restricted Award” means any Award granted pursuant to Section 8.2(a).

“Restricted Period” has the meaning set forth in Section 8.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Share” means a share of Common Stock.

“Shareholder” means a holder of Shares.

“Stock Appreciation Right” means the right, pursuant to an Award granted under Section 8.1, to receive, upon exercise, an amount payable in cash or Shares equal to the number of Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of: (a) the Fair Market Value of one Share on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 7.1(c).

“Ten Percent Shareholder” means a Person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“TSXV” means the TSX Venture Exchange.

4. Administration

4.1 Authority of Committee. This Plan shall be administered initially by the Committee. Subject to the terms of this Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by this Plan, the Committee shall have the authority:

(a)	to construe and interpret this Plan and apply its provisions;

(b)	to promulgate, amend, and rescind rules and regulations relating to the administration of this Plan;

(c)	to authorize any Person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(d)	to delegate its authority to one or more Officers with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e)	to determine when Awards are to be granted and the applicable Grant Date;

(f)	from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)	to determine the number of Shares to be made subject to each Award;

(h)	to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)	to prescribe the terms and conditions of each Award, including the exercise price, medium of payment and vesting provisions, and to specify the provisions of the Award Agreement with respect thereto;

(j)	to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(k)	to amend the terms of any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under an Award, or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)	to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of this Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)	to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)	to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; and

(o)	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of this Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that Shareholder approval shall be required before the repricing is effective if such Shareholder approval is necessary to satisfy any Applicable Laws.

4.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

4.3 Delegation. The Committee may delegate administration of the Plan to a committee or committees of one or more Directors, and the term “Committee” shall apply to any Person(s) to whom such authority has been delegated. The Board shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by this Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

4.4 Committee Composition. If the Board establishes a committee to administer the Plan, except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may: (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible Persons who are either: (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (ii) not Persons with respect to whom the Company wishes to comply with Section 162(m) of the Code; or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible Persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

4.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee did not act in good faith and in a manner which such Person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5. Shares Subject to this Plan

5.1 Number of Shares Authorized. Subject to adjustment in accordance with Section 12, a total of 4,174,904 Shares shall be available for the grant of Options and no Shares shall be available for the grant of Non-Option Awards. For so long as any Awards are outstanding, the Company shall keep available at all times such number of Shares as would be issuable on the due exercise of all of such Awards.

5.2 Limitations on Shares Available for Issuance. While the Common Stock is listed on the TSXV:

(a)	the aggregate number of Shares subject to Options granted, within a 12 month period, to a Participant who is a Consultant (as defined by the policies of the TSXV) is limited to an amount equal to 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Option is granted to the Participant; and

(b)	the aggregate number of Shares subject to Options granted, within a 12 month period, to all Participants (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) is limited to an amount equal to 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Option is granted to any Participant, provided that such Options must vest in stages over a 12 month period with no more than 1/4 of the Options vesting in any 3 month period.

5.3 Nature of Shares. Shares available for distribution under this Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

5.4 Effect of Cancellation or Forfeiture of Award. Any Shares underlying an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall become available for issuance under this Plan.

6. Option Eligibility

6.1 Eligibility for Incentive Stock Options. Incentive Stock Options may be granted only to Employees.

6.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value at the Grant Date and the Incentive Stock Option is not exercisable after the expiration of five years from the Grant Date.

7. Option Provisions

7.1 Each Option shall be evidenced by an Award Agreement, and shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, separate certificates will be issued for Shares purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other Person if an Option designated as an Incentive Stock Option fails to qualify as such at any time, or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The terms of separate Options need not be identical, but each Award Agreement shall include (through incorporation by reference of provisions of this Plan in the Award Agreement or otherwise) the substance of each of the following provisions:

(a)	Term. Subject to the provisions of Section 6.2 regarding Ten Percent Shareholders: (i) no Option shall be exercisable after the expiration of 10 years from the Grant Date, and (ii) the term of an Option shall be determined by the Committee at the time of grant.

(b)	Exercise Price of an Option. Subject to the provisions of Section 6.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the greater of (i) the Fair Market Value of the Shares underlying the Option on the Grant Date and (ii) the Fair Market Value of the Shares underlying the Option on the trading date immediately preceding the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. While the Common Stock is listed on the TSXV, the Option Exercise Price shall be determined by the Committee and the Option Exercise Price shall not be less than the price permitted by the TSXV or other regulatory body having jurisdiction and a minimum Option Exercise Price shall not be established unless the Options are allocated to particular persons and the Company shall not grant Options unless and until the Options have been allocated to a particular person or persons.

(c)	Consideration. The Option Exercise Price shall be paid, to the extent permitted by applicable statutes and regulations, either: (a) in cash, certified check or by wire transfer at the time the Option is exercised; or (b) in the discretion of the Committee, upon such terms as the Committee shall approve: (i) by delivery to the Company of a certificate representing Shares, duly endorsed for transfer to the Company, having a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares (a “Stock for Stock Exchange”), (ii) pursuant to a “cashless” exercise program established with a broker, (iii) by reduction in the number of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise, (iv) by any combination of the foregoing methods, or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Shares acquired on exercise of an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period during which the Shares are publicly traded, an exercise by a Director or Officer that involves, or may involve, a direct or indirect extension of credit, or arrangement of an extension of credit, by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002, shall be prohibited with respect to any Award. While the Common Stock is listed on the TSXV, the Option Exercise Price must be paid in cash.

(d)	Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionholder only by such Optionholder. Notwithstanding the foregoing, an Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate another Person who, in the event of the death of such Optionholder, shall thereafter be entitled to exercise such Optionholder’s Incentive Stock Option.

(e)	Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. While the Common Stock is listed on the TSXV or if a Non-Qualified Stock Option does not provide for transferability, then such Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionholder only by such Optionholder. Notwithstanding the foregoing, an Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate another Person who, in the event of the death of such Optionholder, shall thereafter be entitled to exercise such Optionholder’s Non-Qualified Stock Option.

(f)	Vesting of Options. Each Option may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal, and may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

(g)	Termination of Continuous Service. Unless otherwise provided in an Award Agreement, or in an employment agreement the terms of which have been approved by the Board, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), such Optionholder may exercise its Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of: (a) the date that is three months following the termination of such Optionholder’s Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of the Optionholder’s Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) held by such Optionholder shall immediately terminate and cease to be exercisable. If, after termination, an Optionholder does not exercise its Option within the time specified in the Award Agreement, such Optionholder’s Option shall terminate. While the Common Stock is listed on the TSXV, Options granted to Participants engaged in Investor Relations Activities (as defined by the policies of the TSXV) on behalf of the Company expire 30 days after such Participants cease to perform such Investor Relations Activities for the Company.

(h)	Extension of Termination Date. An Award Agreement may provide that if the exercise of an Option following the termination of an Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of Shares in connection therewith would violate the registration requirements under the Securities Act or any other state or federal securities laws, or the rules of any securities exchange or interdealer quotation system, then such Option shall terminate on the earlier of: (a) the expiration of the term of the Option in accordance with Section 7.1(a); or (b) the expiration of a period after termination of the Optionholder’s Continuous Service that is three months after the end of the period during which the exercise of such Optionholder’s Option would be in violation of such registration or other securities law requirements.

(i)	Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of such Optionholder’s Disability, such Optionholder may exercise its Option (to the extent that such Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of: (a) the date 12 months following such termination; or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, an Optionholder does not exercise its Option within the time specified herein or in the Award Agreement, such Optionholder’s Option shall terminate.

(j)	Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of such Optionholder’s death, then such Optionholder’s Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a Person who acquired the right to exercise the Option by bequest or inheritance or by a Person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of: (a) the date that is 12 months following the date of death; or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after an Optionholder’s death, such Optionholder’s Option is not exercised within the time specified herein or in the Award Agreement, such Option shall terminate.

(k)	Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares underlying any Incentive Stock Options that are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall not be void but rather be treated as Non-Qualified Stock Options.

8. Provisions of Non-Option Awards

8.1 Stock Appreciation Rights.

(a)	General. Each Stock Appreciation Right shall be evidenced by an Award Agreement, and shall be subject to the conditions set forth in this Section 8.1 and to such other conditions not inconsistent with this Plan as may be determined by the Committee in its sole discretion and reflected in the applicable Award Agreement. A Stock Appreciation Right may be granted alone (a “Free Standing Right”) or in tandem with an Option (a “Related Right”).

(b)	Grant Requirements. Any Related Right that relates to a Non-Qualified Stock Option may be granted at the same time such Non-Qualified Stock Option is granted or at any time thereafter, but before the exercise or expiration of the Non-Qualified Stock Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)	Term of Stock Appreciation Rights. The term of a Stock Appreciation Right shall be determined by the Committee and set out in the Award Agreement; provided, however, that no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)	Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal, and may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability of a Stock Appreciation Right in the terms of an applicable Award Agreement upon the occurrence of a specified event.

(e)	Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to: (i) the number of Shares subject to the Stock Appreciation Right that is being exercised multiplied by (ii) the excess of (A) the Fair Market Value of a Share on the date such Stock Appreciation Right is exercised, over (B) the exercise price specified in the Stock Appreciation Right. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)	Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall be not less than 100% of the greater of (i) the Fair Market Value of the Shares underlying the Free Standing Right on the Grant Date and (ii) the Fair Market Value of the Shares underlying the Free Standing Right on the trading date immediately preceding the Grant Date. A Related Right granted simultaneously with, or subsequent to, the grant of an Option and in conjunction therewith or in the alternative thereto, shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per Share subject to the Stock Appreciation Right and related Option exceeds the exercise price per Share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 8.1(b) are satisfied.

(g)	Reduction in Underlying Option Shares. Upon any exercise of a Related Right, the number of Shares for which any related Option shall be exercisable shall be reduced by the number of Shares for which the Stock Appreciation Right has been exercised. The number of Shares for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares for which such Option has been exercised.

8.2 Restricted Awards.

(a)	General. A Restricted Award is an Award of actual Shares (“Restricted Stock”) or hypothetical Share units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of Shares, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under this Plan shall be evidenced by an Award Agreement, and shall be subject to the conditions set forth in this Section 8.2 and to such other conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion and reflected in the applicable Award Agreement.

(b)	Restricted Stock and Restricted Stock Units.

(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company: (A) an escrow agreement satisfactory to the Committee, if applicable; and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a Shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Share and, if such Share is forfeited, the Participant shall have no right to such dividends.

(ii)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one Share) may be credited with cash and stock dividends paid by the Company in respect of one Share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions

(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the Share certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such Shares are forfeited, the Share certificates shall be returned to the Company, and all rights of the Participant to such Shares and as a Shareholder shall terminate without further obligation on the part of the Company.

(ii)	Restricted Stock Units awarded to any Participant shall be subject to: (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company; and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)	The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d)	Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(e)	Delivery of Restricted Stock and Settlement of Restricted Stock Units. No Restricted Award may be granted or settled for a fraction of a Share. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or its beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in Shares having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for Vested Units. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f)	Share Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.3 Performance Compensation Awards.

(a)	General. The Committee shall have the authority, at the time of grant of any Award (other than Options and Stock Appreciation Rights), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b)	Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 8.3. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one Person as a Participant eligible to receive an Award hereunder shall not require designation of any other Person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)	Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 8.3(c) and record the same in writing.

(d)	Payment of Performance Compensation Awards

(i)	Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii)	Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 8.3(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to: (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 8.3(d)(i) of the Plan.

(v)	Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 8.3.

9. Compliance

9.1 Compliance with Applicable Laws. Each Award Agreement shall provide that no Shares shall be purchased or sold thereunder unless and until: (a) any then applicable requirements of Applicable Laws have been fully complied with to the satisfaction of the Company and its counsel; and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Awards and to issue and sell Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Shares issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under this Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Awards unless and until such authority is obtained.

10. Use of Proceeds

10.1 Proceeds from the sale of Shares issued pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

11. Miscellaneous

11.1 Acceleration of Exercisability and Vesting. Subject to the rules and policies of the TSXV while the Common Stock is listed on the TSXV, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with this Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2 Shareholder Rights. Except as provided in this Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Share certificate is issued, except as provided in Section 12 hereof.

11.3 No Employment or Other Service Rights. Nothing in this Plan or any instrument executed or Award granted pursuant hereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate: (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the by-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4 Transfer; Approved Leave of Absence. For purposes of this Plan, no termination of employment by an Employee shall be deemed to result from either: (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

11.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise of, or acquisition of Shares under, the Award, provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered Shares.

12. Adjustments Upon Changes in Stock

In the event of changes in the outstanding Shares or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under this Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, and the maximum number of Shares underlying all Awards stated in Section 5, will be equitably adjusted or substituted, as to the number, price or kind of a Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 12, unless the Committee specifically determines that such adjustment is in the best interests of the Company or any Affiliate, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code, and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control

13.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of this Plan to the contrary, but subject to the rules and policies of the TSXV while the Common Stock is listed on the TSXV:

(a)	in the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the Shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the Shares of Restricted Stock or Restricted Stock Unit; and

(b)	with respect to Performance Compensation Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under subsections (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the Shares underlying their Awards.

13.2 In addition, in the event of a Change in Control, the Committee may, in its discretion and upon at least 10 days’ advance notice to the affected Persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other Shareholders in connection therewith. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

13.3 The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

14. Amendment of Plan and Awards

14.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate this Plan. However, except as provided in Section 12 relating to adjustments upon changes in Shares and Section 14.4, no amendment shall be effective unless approved by the Shareholders (to the extent Shareholder approval is necessary to satisfy any Applicable Laws). At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on Shareholder approval.

14.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to this Plan for Shareholder approval, including, amendments to this Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

14.3 Disinterested Shareholder Approval

(a)	In this section the following terms have the following meanings:

(i)	“Disinterested Shareholder Approval” shall have the meaning as described in the TSXV Policies;

(ii)	“Insider” means an insider as defined in the TSXV Policies; or as defined in securities legislation applicable to the Company; and

(iii)	“TSXV Policies” means the rules and policies of the TSXV, as amended from time to time.

(b)	If the Shares are listed on the TSXV, unless Disinterested Shareholder Approval is obtained, under no circumstances will this Plan, together with all of the Company’s other previously established and outstanding stock option or equity incentive plans or grants, result in:

(i)	the aggregate number of Shares reserved for issuance under Awards granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Shares (on a non-diluted basis);

(ii)	the grant to Insiders (as a group), within a 12 month period, of Options where an aggregate number of Shares subject to such Options exceeds 10% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to any Insider;

(iii)	the grant to Insiders (as a group), within a 12 month period, of Non-Option Awards where an aggregate number of Shares subject to such Non-Option Awards exceeds 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date a Non-Option Award is granted to any Insider;

(iv)	the aggregate number of Shares subject to Awards granted to any one Participant within a 12 month period exceeding 5% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to the Participant;

(v)	the aggregate number of Shares subject to Non-Option Awards granted to any one Participant within a 12 month period exceeding 1% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date a Non-Option Award is granted to the Participant;

(vi)	the aggregate number of Shares subject to Awards granted to any one Participant who is a Consultant (as defined by the policies of the TSXV) within a 12 month period exceeding 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to the Participant; or

(vii)	the aggregate number of Shares subject to Awards granted to all Participants (as a group) who are employed to perform Investor Relations Activities (as defined by the Policies of the TSXV) within a 12 month period exceeding 2% of the issued and outstanding Shares (on a non-diluted basis), calculated on the date an Award is granted to the Participant.

(c)	If the Shares are listed on the TSXV, the Company must obtain Disinterested Shareholder Approval for any amendment to Options held by Insiders that would have the effect of decreasing the exercise price of the Options.

14.4 Contemplated Amendments. It is expressly contemplated that the Board may amend this Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

14.5 No Impairment of Rights. Rights under any Award granted before amendment of this Plan shall not be impaired by any amendment of this Plan unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

14.6 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

15. General Provisions

15.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or any Affiliate.

15.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Laws (or any policy adopted by the Company pursuant to any such Applicable Laws).

15.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

15.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of this Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

15.5 Deferral of Awards. The Committee may establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

15.6 Unfunded Plan. This Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under this Plan.

15.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

15.8 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited or otherwise eliminated.

15.9 Other Provisions. The Award Agreements authorized under this Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

15.10 Section 409A. This Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Any payments described in this Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in this Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code, and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

15.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of the Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Shares.

15.12 Section 16. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 15.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

15.13 Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend this Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

15.14 Beneficiary Designation. Each Participant may from time to time name any beneficiary or beneficiaries by whom any right under this Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

15.15 Expenses. The costs of administering this Plan shall be paid by the Company.

15.16 Severability. If any of the provisions of this Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

15.17 Plan Headings. The headings in this Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

15.18 Non-Uniform Treatment. The Committee’s determinations under this Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

16. Effective Date of Plan

16.1 This Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until this Plan has been approved by the Shareholders, which approval shall be within 12 months before or after the date this Plan is adopted by the Board.

17. Termination or Suspension of this Plan

17.1 This Plan shall terminate automatically on October 15, 2027. No Award shall be granted pursuant to this Plan after such date, but Awards granted before may extend beyond that date. The Board may suspend or terminate this Plan at any earlier date pursuant to Section 14.1 hereof. No Awards may be granted under this Plan while this Plan is suspended or after it is terminated. Unless the Company determines to submit Section 8.3 of this Plan and the definition of “Performance Goal” and “Performance Criteria” to the Shareholders at the first Shareholder meeting that occurs in the fifth year following the year in which this Plan was last approved by Shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such Shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 8.3 after the date of such annual meeting, but this Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

18. Choice of Law

18.1 The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of ICOX Innovations Inc. on October 15, 2017, as amended on January 22, 2018 and as amended on November 22, 2018.

CURRENCYWORKS INC.

Computershare

Please return completed form to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

☐ **Interim Financial Statements**
Mark this box if you would like to receive Interim Financial Statements by mail.

☐ **Annual Financial Statements**
Mark this box if you would like to receive the Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

Please place my name on your financial statements mailing list.

Name

Apt. Street Number Street Name

City Prov. / State Postal Code / Zip Code

I X I Q 51ETNN

51ETNN01

IXIQ.BEN_IA.E.26209.OUTSOURCED/000001/000001/i

CURRENCYWORKS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on Monday, December 30, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Standard Time, on Tuesday, December 24, 2019

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of CurrencyWorks Inc. hereby appoint(s): James P. Geiskopf, or failing him, James Carter

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of CurrencyWorks Inc. to be held at 900 - 885 West Georgia Street, Vancouver, BC on Monday, December 30, 2019 at 10:00 am (Pacific Standard Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		**For**	Withhold		**For**	Withhold
01. James P. Geiskopf	☐	☐	02. Cameron Chell	☐	☐	03. Michael Blum	☐	☐
04. Edmund C. Moy	☐	☐	05. James Carter	☐	☐	06. Alphonso Jackson	☐	☐

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2. Appointment of Auditors

For ☐ Withhold ☐

To ratify the selection of Haynie & Company, Certified Public Accountants, as the auditors of the Company and the authorization of the directors of the Company to fix the remuneration to be paid to the auditors.

3. 2017 Equity Incentive Plan

For ☐ Against ☐ Abstain ☐

To approve, ratify and confirm the Company's 2017 Equity Incentive Plan.

For ☐ Against ☐ Abstain ☐

1 Year ☐ 2 Years ☐ **3 Years** ☐ Abstain ☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

I X I Q 3 0 2 7 5 2 A R 1

CURRENCYWORKS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual General and Special Meeting to be held on Monday, December 30, 2019

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 10:00 am, Pacific Standard Time, on Tuesday, December 24, 2019

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointee(s)

Management Appointees are: James P. Geiskopf, or failing him, James Carter

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual General and Special Meeting of securityholders of CurrencyWorks Inc. to be held at 900 - 885 West Georgia Street, Vancouver, BC on Monday, December 30, 2019 at 10:00 am (Pacific Standard Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. James P. Geiskopf	☐	☐	02. Cameron Chell	☐	☐	03. Michael Blum	☐	☐
04. Edmund C. Moy	☐	☐	05. James Carter	☐	☐	06. Alphonso Jackson	☐	☐

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2. Appointment of Auditors

For Withhold

To ratify the selection of Haynie & Company, Certified Public Accountants, as the auditors of the Company and the authorization of the directors of the Company to fix the remuneration to be paid to the auditors. ☐ ☐

3. 2017 Equity Incentive Plan

For Against Abstain

To approve, ratify and confirm the Company's 2017 Equity Incentive Plan. ☐ ☐ ☐

For Against Abstain

1 Year 2 Years 3 Years Abstain

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

IXIQ 302751 AR1